UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 16, 2023
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Otter Tail Corporation (the “Company”) held its Annual Shareholder Meeting on April 17, 2023 in a virtual format. A total of 41,684,526 shares of the Company’s common stock were entitled to vote as of the close of business on February 17, 2023, the record date for the Annual Meeting, of which 33,946,042 were voted in person or by proxy at the Annual Meeting, with virtual attendance constituting in person attendance at the Annual Meeting.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

John D. Erickson	26,722,234	521,197	6,702,611
Nathan I. Partain	26,758,332	485,099	6,702,611
Jeanne H. Crain	26,925,494	317,937	6,702,611
All three directors were elected, or re-elected, to serve three-year terms expiring at the time of the 2026 Annual Shareholder Meeting and until their successors are duly elected and qualified.
Approval, In a Non-Binding Advisory Vote, of Compensation Provided to the Named Executive Officers as Described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

26,134,940	696,211	412,280	6,702,611
Determination, In a Non-Binding Advisory Vote, of Whether Future Shareholder Votes on the Compensation of the Named Executive Officers Should Occur Every One, Two or Three Years:

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstained	Broker Non-Votes

25,511,046	358,621	1,216,875	156,889	6,702,611
Adoption of the Otter Tail Corporation 2023 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

26,075,218	895,106	273,107	6,702,611
Ratification of the Appointment of Deloitte & Touche LLP as Otter Tail Corporation’s Independent Registered Public Accounting Firm for the Year 2023:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

33,237,781	543,757	164,504	—
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of 2023 Stock Incentive Plan
On April 17, 2023, shareholders approved the Company’s 2023 Stock Incentive Plan, which is an omnibus equity incentive plan that allows us to grant stock-based awards to employees, officers, non-employee directors and other eligible participants. The material terms of the 2023 Stock Incentive Plan are disclosed in the Company’s Definitive Proxy Statement for its Annual Shareholder Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and are incorporated herein by reference. This description is subject to the complete text of the 2023 Stock Incentive Plan, which is Exhibit 4.1 to the registration statement on Form S-8 filed on April 17, 2023 and incorporated herein by reference.
The form of Restricted Stock Award Agreement for Directors, which was approved by the Compensation and Human Capital Management Committee of the Board of Directors for use under the 2023 Stock Incentive Plan, is filed as Exhibit 10.2 to this report and incorporated herein by reference.
Approval of Executive Annual Incentive Plan
On April 16, 2023, the Company’s Board of Directors approved the Executive Annual Incentive Plan for 2023, which will provide cash incentives to our executives based on competitive market practice, internal equity needs and the Company’s philosophy of pay for performance. Target annual incentives for named executive officers range from 50% to 100% of the officer’s base pay.

Earning the annual incentive payout is dependent on achieving one or more performance goals and such other performance criteria identified for each officer by the Compensation and Human Capital Management Committee, including financial performance metrics (60-80% of an officer’s target annual incentive), individual performance and strategic goals (10-30% of an officer’s target annual incentive), workplace safety (10% of an officer’s target annual incentive), a new metric for diversity, equity and inclusion (“DEI”) performance (up to 5% of an officer’s target annual incentive) and a new metric for environmental performance (up to 5% of an officer’s target annual incentive). The annual incentive payout can range from 0% to 200% of target.
This description is subject to the Executive Annual Incentive Plan, which is filed as Exhibit 10.3 to this report and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	10.1	2023 Stock Incentive Plan
	10.2	Form of 2023 Restricted Stock Award Agreement for Directors
	10.3	Executive Annual Incentive Plan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 19, 2023	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer